UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2021

3Forces Inc.

(Exact name of registrant as specified in its charter)

Arizona	333-230070	81-4128534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7702 E Doubletree Ranch Rd, Unit 300

Scottsdale, AZ 85258

(Address of Principal Executive Offices) (Zip Code)

Guuru Corp., a California corporation

(Former Name or Address)

480-289-9019

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported by the Company, on October 2, 2020, the Company formed Talguu Inc., an Arizona corporation, as a wholly owned subsidiary for the purpose of changing the domicile of the Company from California to Arizona. The process involved the filing of respective merger forms in each of Arizona and California. On January 15, 2021, the State of Arizona approved the Statement of Merger whereby the parent entity, Guuru Corp. (formerly Live Inc.), a California corporation, was merged into Talguu Inc. (an Arizona corporation). On March 15, 2021, the State of California accepted the certified copy of the Arizona Statement of Merger thereby approving the merger of Guuru Corp. (a California corporation) into Talguu Inc. (an Arizona corporation). The Statement of Merger filed with the State of Arizona is filed herewith as Exhibit 3.1(ii).

The above merger transaction was approved the Company’s sole director, Keith Wong, on December 29, 2020 and by Mr. Wong as the Company’s majority shareholder on December 29, 2020.

On April 29, 2021, the Company filed Articles of Amendment with the Arizona Secretary of State which changed its name from Talguu Inc. to 3Forces Inc. The above name change was approved the Company’s sole director, Keith Wong, on April 1, 2021 and by Mr. Wong as the Company’s majority shareholder on April 1, 2021.

Item 8.01. Other Events.

Intellectual Property

On March 25, 2021, we were been notified by the US Patent and Trademark Office that a patent allowance was granted in connection with a utility patent application we filed with the US Patent and Trademark office (Application No. 16275182) on February 13, 2019. The utility patent application is in connection with certain novel claims for hosting and pricing live streamed events via an internet cloud-based platform. The application originally was filed in the name of Mr. Keith Wong, which was assigned by Mr. Wong to the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1(ii) -  Statement of Merger filed with the Arizona Corporations Commission on January 15, 2021. Exhibit 3.1(iii) – Articles of Amendment filed with the Arizona Corporations Commission on April 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3Forces Inc.

(Registrant)

/s/ Keith Wong

Keith Wong

Chief Executive Officer

Date: May 13, 2021